Acquisitions and OneSubsea	12 Months Ended
Dec. 31, 2013
Acquisitions and OneSubsea [Abstract]
Acquisitions and OneSubsea
Note 2: Acquisitions and OneSubsea™

During the third quarter of 2013, the Company’s Distributed Valves division of the V&M segment acquired Douglas Chero, an Italian valve manufacturer, for $19.8 million, net of cash acquired.  The acquisition was made to support the Company’s international growth strategy by expanding its downstream industrial valve offerings.  Douglas Chero’s results of operations have been included in the V&M segment since the date of acquisition.

As a result of the timing of the purchase of Douglas Chero, the purchase price allocation for this business was based upon preliminary estimates and assumptions which are subject to change upon the receipt of additional information required to finalize the valuation.  The primary areas which have not yet been finalized relate to inventory, property, plant and equipment, identifiable intangible assets, goodwill, certain preacquisition contingencies and related adjustments to deferred income taxes.  The final valuation for Douglas Chero will be completed as soon as possible, but no later than one year from the acquisition date.

OneSubsea — On June 30, 2013, Cameron and Schlumberger Limited completed the formation of OneSubsea, a venture established to manufacture and develop products, systems and services for the subsea oil and gas market.  Cameron contributed its existing subsea business unit and received $600 million from Schlumberger, while Schlumberger contributed its Framo, Surveillance, Flow Assurance and Power and Controls businesses.  As 60% owner, Cameron is managing the venture, consolidating it in its Drilling & Production Systems (DPS) segment and reflecting a noncontrolling interest in its financial statements for Schlumberger’s 40% interest in the venture.

The table below shows the final purchase price allocation for the assets received from Schlumberger and the recording of Schlumberger’s cash payment to Cameron and its related noncontrolling interest in OneSubsea (in millions):

Dr. (Cr.)
Cash, including cash acquired	$603.0
Receivables	241.6
Inventory	32.4
Other current assets	3.4
Plant and equipment	31.8
Goodwill	1,011.4
Intangibles:
Customer relationships	350.0
Patents and technology	220.0
Other	20.0
Other non-current assets	10.6
Accounts payable and accrued liabilities	(213.5)
Accrued income taxes	(80.4)
Deferred income taxes	(168.3)
Other long-term liabilities	(52.5)
Capital in excess of par value	(1,083.0)
Noncontrolling interests	(926.5)
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Under the purchase method of accounting, the assets and liabilities of the Schlumberger businesses contributed to OneSubsea have been reflected at their estimated fair values at June 30, 2013.  The excess of the fair value of the businesses contributed by Schlumberger over the net tangible and identifiable intangible assets of those businesses was recorded as goodwill. The OneSubsea goodwill is not deductible for tax purposes.

Identifiable intangible assets consisted primarily of customer relationships, developed technology and backlog (included in other). Customer relationships and backlog represent the fair value of existing contracts and the underlying customer relationships. Developed technology includes intellectual property and know-how associated with the acquired subsea processing, meters and other businesses. The Company uses the straight-line method for amortization of intangible assets over their estimated period of economic benefit, which is estimated to be 28 years for customer relationships, 20 years for developed technology and 18 months for backlog.

Due to Cameron maintaining control of OneSubsea, the contribution of Cameron’s existing subsea business unit into the venture was recorded at historical cost and the issuance of a 40% interest in the venture to Schlumberger was reflected as an adjustment to Cameron’s paid in capital in accordance with accounting rules governing decreases in a parent’s ownership interest in a subsidiary without loss of control.  Accordingly, the direct income tax consequences, consisting of a current amount of income taxes payable and deferred income taxes, were also reflected as an adjustment to paid in capital.

Beginning with the third quarter of 2013, Cameron is now reflecting the results of operations and the related tax effects of OneSubsea attributable to its stockholders in its consolidated results, as well as the portion of the results attributable to the stockholders of the noncontrolling interest.

2012 Acquisitions — During the fourth quarter of 2012, the Company spent $39.7 million, net of cash acquired, on two acquisitions, CairnToul Well Equipment Services Limited and ICI Artificial Lift, Inc. both of which are intended to enhance the product and service offerings of its Surface Systems business in the DPS segment.

On June 6, 2012, the Company closed on its purchase of the drilling equipment business of TTS Energy Division from TTS Group ASA, a Norwegian company (“TTS”), for a cash payment of $248.1 million, net of cash acquired, subject to certain post-closing adjustments.  TTS provides high performance drilling equipment, rig packages and rig solutions for both onshore and offshore rigs to the international energy industry and its financial results have been included in the DPS segment since the date of acquisition.
During the first quarter of 2012, the Company acquired 100% of the outstanding stock of Elco Filtration and Testing, Inc. (“Elco”), for a total purchase price of $61.5 million, net of cash acquired.  Elco was purchased to strengthen the Company’s wellhead product and service offerings and has been included in the DPS segment since the date of acquisition.

Approximately $249.6 million of goodwill was recorded as a result of the 2012 acquisitions, nearly $27.8 million of which is deductible for tax purposes.

2011 Acquisitions ― On October 24, 2011, the Company closed on the acquisition of LeTourneau Technologies Drilling Systems, Inc., a wholly-owned subsidiary of Joy Global Inc., for $374.4 million, net of cash acquired.  LeTourneau provides drilling equipment as well as rig designs and components for both the land and offshore rig markets and its results of operations are included in the Company’s DPS segment.

During 2011, the Company also acquired the stock of four other businesses for a total cash purchase price, net of cash acquired, of $46.9 million.  Vescon Equipamentos Industriais Ltda. was acquired to strengthen the Company’s surface product offerings in the Brazilian market and has been included in the DPS segment since the date of acquisition.  The remaining interest in Scomi Energy Sdn Bhd., previously a Cameron joint venture company, was acquired in order to strengthen the Company’s process systems offerings in the Malaysian market.  TS-Technology AS, a Norwegian company, was acquired to enhance the Company’s water treatment technology offerings.  Industrial Machine and Fabrication (“IMF”) was acquired to enhance the Company’s rotating compression aftermarket offerings.  The results of these businesses are included in the PCS segment.